SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2003

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 2.	Acquisition or Disposition of Assets.

(a) On November 23, 2003, Pilgrim’s Pride Corporation (the “Company”) acquired the chicken division of ConAgra Foods, Inc. (the “ConAgra Chicken Division”). The ConAgra Chicken Division is the fourth-largest chicken producer in the United States. It is a fully-integrated chicken processing business engaged in the production, processing, marketing and distribution of fresh and frozen chicken products. It employs more than 16,000 persons and operates processing and further processing plants, distribution centers, hatcheries and feed mills in Alabama, Arkansas, Georgia, Kentucky, Louisiana, West Virginia and Puerto Rico, with additional facilities in California, Iowa, Mississippi, North Carolina, Tennessee, Texas, Utah, and Wisconsin.

In accordance with a Stock Purchase Agreement, dated June 7, 2003, as amended (the “Stock Purchase Agreement”), between the Company and ConAgra Foods, the Company purchased 100% of the capital stock of four ConAgra Foods subsidiaries (the “Acquired Companies”) comprising the ConAgra Chicken Division. The terms and conditions of the Stock Purchase Agreement were determined in arm’s-length negotiations between the Company and ConAgra Foods.

The purchase price is based on the adjusted net book value (as defined in the Stock Purchase Agreement) of the ConAgra Chicken Division on the closing date. At closing, ConAgra Foods received approximately $300.8 million in cash and 25,443,054 shares of Pilgrim’s Pride’s common stock, based upon an estimated adjusted net book value for the ConAgra Chicken Division of $546.8 million. The purchase price is subject to a cash adjustment to the extent the actual adjusted net book value as of the closing date differs from the estimated amount.

The number of shares issued to ConAgra Foods was determined by dividing (i) 45% of the estimated adjusted net book value of the ConAgra Chicken Division as of the closing date by (ii) $9.6719, the adjusted volume weighted average price (as defined in the Stock Purchase Agreement) of the Company’s Class A common stock on the New York Stock Exchange from June 10, 2003 through November 17, 2003.

The Company’s source of funds for the cash portion of the purchase price was as follows:

(i) approximately $100,000,000 from its private placement of 9 ¼% Senior Subordinated Notes due November 15, 2013, which was completed on November 21, 2003, with Credit Suisse First Boston LLC as the initial purchaser;

(ii) approximately $100,800,000 from its public offering of 9 5/8% Senior Notes due 2011, which was completed on August 13, 2003, with Credit Suisse First Boston LLC as the underwriter; and

(iii) $100,000,000 from its sale of notes to John Hancock Life Insurance Company (and certain of its affiliates and managed accounts) and ING Capital LLC under the Company’s Fourth Amended and Restated Note Purchase Agreement, dated November 18, 2003.

The press release announcing the closing of the transaction, together with the Stock Purchase Agreement, as amended, are attached as exhibits and incorporated herein by reference. The foregoing summary and the press release are not complete and are qualified in their entirety by reference to the Stock Purchase Agreement attached hereto. The Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on November 3, 2003, available on its website at http://www.sec.gov, contains additional information regarding the ConAgra Chicken Division and the acquisition.

(b) The assets acquired have been used in the business of the ConAgra Chicken Division and consist of real property, equipment, contracts and intangible assets. The Company will continue to make the same use of this property following the acquisition.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

Pursuant to General Instruction B.3 to Form 8-K, the historical financial statements of the ConAgra Chicken Division do not need to be filed with this Form 8-K because they were previously reported in the Company’s Definitive Proxy Statement, dated November 3, 2003.

(b) Pro Forma Financial Information.

As permitted by Form 8-K, the required pro forma financial information will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after December 8, 2003, the date by which this Form 8-K must be filed.

(c) Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated June 7, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (the “Stock Purchase Agreement”) (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated June 7, 2003 (the “June 2003 Form 8-K”)).

2.2	Exhibit 1.1(a) to the Stock Purchase Agreement – Applicable Accounting Principles (incorporated by reference to Exhibit 99.3 to the June 2003 Form 8-K).

2.3	Exhibit 1.1(b) to the Stock Purchase Agreement – Business Facilities (incorporated by reference to Exhibit 99.4 to the June 2003 Form 8-K).

2.4	Exhibit 1.1(c) to the Stock Purchase Agreement – ConAgra Supply Agreement (incorporated by reference to Exhibit 99.5 to the June 2003 Form 8-K).

2.5	Exhibit 1.1(d) to the Stock Purchase Agreement – Environmental License Agreement (incorporated by reference to Exhibit 99.6 to the June 2003 Form 8-K).

2.6	Exhibit 1.1(f) to the Stock Purchase Agreement – Molinos Supply Agreement (incorporated by reference to Exhibit 99.7 to the June 2003 Form 8-K).

2.7	Exhibit 1.1(g) to the Stock Purchase Agreement – Montgomery Supply Agreement (incorporated by reference to Exhibit 99.8 to the June 2003 Form 8-K).

2.8	Exhibit 1.1(i) to the Stock Purchase Agreement – Registration Rights Agreements (incorporated by reference to Exhibit 99.9 to the June 2003 Form 8-K).

2.9	Exhibit 1.1(k) to the Stock Purchase Agreement – Subordinated Promissory Note (incorporated by reference to Exhibit 99.10 to the June 2003 Form 8-K).

2.10	Exhibit 1.1(m) to the Stock Purchase Agreement – Transition Trademark License Agreement (incorporated by reference to Exhibit 99.11 to the June 2003 Form 8-K).

2.11	Exhibit 1.1(n) to the Stock Purchase Agreement – Voting Agreement (incorporated by reference to Exhibit 99.12 to the June 2003 Form 8-K).

2.12	Exhibit 9.2.1 to the Stock Purchase Agreement – Amendment to Buyer’s Certificate of Incorporation (incorporated by reference to Exhibit 99.13 to the June 2003 Form 8-K).

2.13	Exhibit 9.4.3 to the Stock Purchase Agreement – Retained Assets (incorporated by reference to Exhibit 99.14 to the June 2003 Form 8-K).

2.14	Amendment No. 1 to Stock Purchase Agreement, dated August 11, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 12, 2003).

2.15	Amendment No. 2 to Stock Purchase Agreement, dated August 20, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement dated November 3, 2003).

2.16	Amendment No. 3 to Stock Purchase Agreement, dated November 23, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc.*

99.1	Press Release dated November 24, 2003.*

*	filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: December 8, 2003	By:	/s/ Richard A. Cogdill

Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated June 7, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (the “Stock Purchase Agreement”) (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated June 7, 2003 (the “June 2003 Form 8-K”)).

2.2	Exhibit 1.1(a) to the Stock Purchase Agreement – Applicable Accounting Principles (incorporated by reference to Exhibit 99.3 to the June 2003 Form 8-K).

2.3	Exhibit 1.1(b) to the Stock Purchase Agreement – Business Facilities (incorporated by reference to Exhibit 99.4 to the June 2003 Form 8-K).

2.4	Exhibit 1.1(c) to the Stock Purchase Agreement – ConAgra Supply Agreement (incorporated by reference to Exhibit 99.5 to the June 2003 Form 8-K).

2.5	Exhibit 1.1(d) to the Stock Purchase Agreement – Environmental License Agreement (incorporated by reference to Exhibit 99.6 to the June 2003 Form 8-K).

2.6	Exhibit 1.1(f) to the Stock Purchase Agreement – Molinos Supply Agreement (incorporated by reference to Exhibit 99.7 to the June 2003 Form 8-K).

2.7	Exhibit 1.1(g) to the Stock Purchase Agreement – Montgomery Supply Agreement (incorporated by reference to Exhibit 99.8 to the June 2003 Form 8-K).

2.8	Exhibit 1.1(i) to the Stock Purchase Agreement – Registration Rights Agreements (incorporated by reference to Exhibit 99.9 to the June 2003 Form 8-K).

2.9	Exhibit 1.1(k) to the Stock Purchase Agreement – Subordinated Promissory Note (incorporated by reference to Exhibit 99.10 to the June 2003 Form 8-K).

2.10	Exhibit 1.1(m) to the Stock Purchase Agreement – Transition Trademark License Agreement (incorporated by reference to Exhibit 99.11 to the June 2003 Form 8-K).

2.11	Exhibit 1.1(n) to the Stock Purchase Agreement – Voting Agreement (incorporated by reference to Exhibit 99.12 to the June 2003 Form 8-K).

2.12	Exhibit 9.2.1 to the Stock Purchase Agreement – Amendment to Buyer’s Certificate of Incorporation (incorporated by reference to Exhibit 99.13 to the June 2003 Form 8-K).

2.13	Exhibit 9.4.3 to the Stock Purchase Agreement – Retained Assets (incorporated by reference to Exhibit 99.14 to the June 2003 Form 8-K).

2.14	Amendment No. 1 to Stock Purchase Agreement, dated August 11, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 12, 2003).

2.15	Amendment No. 2 to Stock Purchase Agreement, dated August 20, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement dated November 3, 2003).

2.16	Amendment No. 3 to Stock Purchase Agreement, dated November 23, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc.*

99.1	Press Release dated November 24, 2003.*

*	filed herewith.